PGIM AAA CLO Aggregate Duration ETF
Ticker Symbol: AAAD	Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS  |  October 30, 2026
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at https://www.pgim.com/etf-fund-documents. You can also get this information at no cost by calling 1-888-247-8090 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated October 30, 2026, as supplemented or amended from time to time, and the Fund's Form N-CSR, dated August 31, 2026, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective is to seek to maximize total return, through a combination of current income and capital appreciation.
FUND FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The management agreement between PGIM ETF Trust (the “Trust”) and PGIM Investments LLC (“PGIM Investments” or the “Manager”) (the “Management Agreement”) provides that PGIM Investments will pay all operating expenses of the Fund, except for certain expenses (which are not reflected in the table and example below), including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), and acquired fund fees and expenses. For more information on the fee structure pertaining to the Management Agreement please refer to the Fund’s Statement of Additional Information.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.19%
Distribution and service (12b-1) fees	None
Other expenses(1)	None
Acquired Fund fees and expenses	0.18%
Total annual Fund operating expenses	0.37%
Fee waiver and/or expense reimbursement	(0.18)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2)	0.19%
(1) Other Expenses is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
(2) PGIM Investments LLC (“PGIM Investments”) has contractually agreed that to the extent the Fund invests in a U.S. registered exchange-traded fund (“ETF”) advised by PGIM Investments (each, a “PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of the Fund’s Board of Trustees.
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. It assumes that you invest $10,000 in the Fund for the time periods indicated. It assumes a 5% return on your investment each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.
Number of Years You Own Shares	1 Year	3 Years
	$19	$101
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal period from June 1, 2026 to August 31, 2026, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

To enroll in e-delivery, go to pgim.com/us/en/intermediary/resources/featured/e-delivery
ETF1032A

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
Under normal circumstances, the Fund invests at least 80% of its investable assets in U.S. dollar-denominated collateralized loan obligations (“CLOs”) that are, at the time of purchase, rated AAA (or equivalent) by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the subadviser to be of comparable quality as well as in securities or other instruments that provide similar investment or risk exposure to AAA rated CLOs. The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. For purposes of compliance with the 80% policy, the Fund may invest in other registered funds (including ETFs) or collective investment vehicles that invest principally in CLOs rated AAA (or equivalent) by at least one NRSRO (or, if unrated, determined to be of comparable quality). In addition, the Fund employs a duration overlay (as described below), consisting of longer-duration fixed-income instruments, and may use derivatives, including but not limited to, U.S. Treasury futures, interest rate swaps and options on interest rate instruments. The Fund is an actively managed ETF and therefore does not seek to replicate the performance of any specific index.
Any derivatives instruments that provide investment exposure to the securities suggested by the Fund’s name, or facilitate the Fund’s investment in those securities by increasing or decreasing the Fund’s exposure to one or more risk factors associated with those securities, are counted (as applicable) toward compliance with the Fund’s 80% investment policy.
The Fund intends to invest a substantial portion of its investable assets in the PGIM AAA CLO ETF (the “AAA CLO ETF”) to obtain its exposure to CLOs. The Fund may, without prior notice to shareholders, obtain all or a portion of its CLO exposure through direct investments rather than through the AAA CLO ETF. The AAA CLO ETF is an affiliated ETF that has the same manager, subadviser and investment objective as the Fund. Similar to the Fund, the AAA CLO ETF, under normal conditions, invests at least 80% of its investable assets in U.S. dollar-denominated CLOs that are, at the time of purchase, rated AAA (or equivalent) by at least one NRSRO or, if unrated, determined by the AAA CLO ETF’s subadviser to be of comparable quality.
Duration Overlay. The Fund will seek to maintain a weighted average portfolio duration within one year (plus or minus) of the duration of the broad U.S. bond market, as measured by the Manager and subadviser. Accordingly, the Fund expects to use longer duration fixed income instruments and derivative instruments, such as futures, forwards, options, swaps (including interest rate swaps), options on swaps, and U.S. Treasury futures, in seeking to maintain its target portfolio duration profile with that of the broad U.S. bond market. The Fund’s actual duration may vary over time based on market conditions, the characteristics of the underlying collateral of its CLO exposure, and the performance and availability of derivatives used for duration management. Duration measures the sensitivity of an investment’s price to changes in interest rates. Generally, investments with longer durations are more sensitive to interest rate changes than investments with shorter durations. As of August 31, 2026, the weighted average duration of the broad U.S. bond market, as measured by the Manager and subadviser, was approximately 5.76 years.
The Fund may directly invest: (i) up to 20% of its investable assets in CLOs that are rated, at the time of purchase, below AAA but not less than A- (or equivalent) by at least one NRSRO (or, if unrated, determined by the subadviser to be of comparable quality); (ii) up to 25% of its investable assets in non-U.S. dollar-denominated instruments; (iii) no more than 10% of its net assets in any single CLO; (iv) in both floating- and fixed-rate CLOs, but will not invest more than 10% of its net assets in fixed-rate CLOs; and (v) in CLOs in both the primary and secondary markets. The AAA CLO ETF is subject to a similar investment approach as described in this paragraph.
A CLO is a type of asset backed security supported by interest and principal payments generated from a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans and to a lesser extent, high yield bonds rated below investment grade. The Fund will predominantly seek exposure to the senior tranches of CLOs which are the tranches in the CLO structure which ordinarily have the highest ratings, the lowest level of risk and the lowest yields.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security. The subadviser employs a similar investment approach with respect to the AAA CLO ETF.

The Fund may invest in derivative instruments, including but not limited to, futures, forwards, options, swaps, and options on swaps. The Fund may also invest in derivatives that constitute CLO equivalents in order to seek its investment objective and invest in derivatives to try to enhance return or to try to reduce (“hedge”) investment risks. The Fund may seek to limit its risk or enhance returns through derivatives designed to adjust the Fund’s exposure to interest rates, foreign currency, and specific securities or baskets of securities. In selecting investments for the Fund, the Fund’s subadviser will evaluate overall investment opportunities and risks among the types of investments the Fund may hold. The Fund may also buy when-issued securities and participate in delayed-delivery transactions.
Each of the Fund and the AAA CLO ETF engage in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities. The Fund and the AAA CLO ETF expect to be more heavily involved in active trading during periods of market volatility seeking to preserve gains or limit losses.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return, if any, you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
To the extent the Fund invests in an underlying fund, the risks described below may apply to the Fund directly or indirectly through its investment in the underlying fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in “How to Buy and Sell Shares” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.
Cash Transactions Risk. Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an “in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Collateralized Loan Obligations (“CLOs”) Risk. CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.
CLO Manager Risk. CLO managers may have limited operating histories and may be subject to conflicts of interest, including managing the assets of other clients and other investment vehicles or otherwise receiving fees that may incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLOs in which the Fund invests.
“Covenant-Lite” Risk. Some of the loans in which an underlying CLO may invest and to which the Fund may indirectly be exposed to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a CLO holding loan may potentially hinder the ability to reprice credit risk associated with the CLO. As a result of this risk, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.
Credit Risk/Counterparty Risk. The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.
Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Debt Obligations Risk. Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on its subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.
Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives can make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.
The Fund uses derivatives to manage portfolio duration. If the Fund is unable to invest in the types of derivatives necessary to implement its strategy, or those derivatives do not perform as anticipated by the subadviser, the Fund's portfolio duration may diverge significantly from the broad U.S. bond market, as measured by the subadviser. Under such circumstances, investors may be more or less exposed to interest rate risk than anticipated.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
ETF Shares Trading Risk. Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund's NAV, the intraday value of the Fund's holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund's portfolio investments.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund's shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund's holdings.
Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund's shares varies over time based on the Fund's trading volume, the spread of the Fund's underlying securities, and market liquidity and may increase if the Fund's trading volume or market liquidity decreases, or if the spread on the Fund's underlying securities increases.

No Guarantee of Active Trading Market Risk. While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund's shares does not maintain a secondary market in the shares.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. Additionally, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities.
To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Fund of Funds Risk. The Fund may, from time to time, seek to gain exposure to the securities that are the focus of its investment program by investing in ETFs, mutual funds, public or private collective investment vehicles or other underlying funds (collectively, “underlying funds”). The value of an investment in the Fund will be related to the investment performance of any underlying funds in which it may invest. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with such underlying funds and their investments. Because the Fund’s allocation among underlying funds and direct investments will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an underlying fund will also expose the Fund to a pro rata portion of the underlying fund’s fees and expenses. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose. The Fund will bear the risk that the shares of an underlying fund may be illiquid or difficult to sell at a price equal to their current value, which may result in losses to the Fund. To the extent the Fund invests in ETFs or other underlying funds traded on an exchange, the Fund will bear the risk that the market price at which it acquires or sells shares in the underlying fund may not reflect the value of the underlying fund’s assets. If the Fund acquires shares of an affiliated underlying fund, the Fund may be subject to regulatory limits, trading restrictions or other limitations that may impede the Fund’s ability to transact in shares of the underlying fund for periods of time.
Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) may cause fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by its subadviser. In addition, an economic downturn or period of rising interest rates could adversely affect the market for fixed-income securities and reduce the Fund’s ability to sell such securities at desirable times or prices, which could negatively impact the performance of the Fund.

The Fund may be more sensitive to interest rate risk than other funds investing primarily in CLOs or other lower duration fixed-income investments.  The Fund’s strategy of seeking to maintain a weighted average portfolio duration within a year of the duration of the broad U.S. bond market, as measured by the subadviser, will increase the Fund’s interest rate risk, particularly in a rising interest rate environment.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Leverage Risk. Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of investment return. The Fund may be required to pledge its assets or post margin in connection with certain borrowings or derivatives transactions that involve leverage. There is a possibility that posting or pledging a large portion of the assets of the Fund could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investment at unfavorable prices or times.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including the U.S. and Israeli military operation against Iran, Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. The risk of such events has meaningfully increased in recent periods due to heightened international tensions stemming from rivalry among the world’s dominant economic and military powers.
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.
Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to an increased portfolio turnover rate. Under certain market conditions, the Fund’s portfolio turnover rate may be higher than that of other funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.
Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. Once the Fund has a performance record of at least one calendar year, the Fund’s performance will be included in its Prospectus. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Credit*	Edwin Wilches, CFA	Managing Director and Co-Head of PGIM Credit’s Securitized Products Team	June 2026
		Gabriel Rivera	Managing Director and Co-Head of PGIM Credit’s Securitized Products Team	June 2026
		Connor Byrnes	Executive Director and Portfolio Manager	June 2026
*PGIM Credit is an investment group of PGIM, Inc. and PGIM Limited, each of which is a subadviser to the Fund.
BUYING AND SELLING FUND SHARES
Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries at market prices and are not individually redeemable by the ETF. Shares of the Fund are listed for trading on the Exchange, and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a “premium”) or less than NAV (a “discount”). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”).
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a traditional 401(k) plan or a traditional individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), PGIM or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

By Mail:	PGIM Investments LLC, 655 Broad Street, Newark NJ 07102
By Telephone:	(888) 247-8090 or (973) 802-2093 (outside the US)
On the Internet:	www.pgim.com/investments
ETF1032A